Exhibit 10.1

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This First Amendment to Third Amended and Restated Credit Agreement, dated as of October 31, 2018 (this “Amendment”), is among Altair Engineering Inc. (the “Borrower”), the Lenders party hereto, and JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).

RECITAL

The Borrower, the Lenders party thereto and the Administrative Agent are parties to a Third Amended and Restated Credit Agreement dated as of October 18, 2017 (as it may be amended or modified from time to time, the “Credit Agreement”). The Borrower desires to amend the Credit Agreement as set forth herein and the Lenders are willing to do so in accordance with the terms hereof. Capitalized terms used herein, but not otherwise defined shall have the meanings ascribed to them in the Credit Agreement.

TERMS

In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:

ARTICLE 1.

AMENDMENTS

Upon the satisfaction of the conditions set forth in Article 4 hereof, the Credit Agreement shall be amended as follows:

1.1    The following definitions are added to Section 1.01 of the Credit Agreement in their respective alphabetical location.

“First Amendment” means the First Amendment to the Third Amended and Restated Credit Agreement dated as of the First Amendment Effective Date by and among the Borrower, the Lenders party thereto and the Administrative Agent.

“First Amendment Effective Date” means October 31, 2018.

1.2    The following definitions in Section 1.01 of the Credit Agreement are restated as follows:

“Prime Rate” means the rate of interest last quoted by The Wall Street Journal as the “Prime Rate” in the U.S. or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent) or any similar release by the Federal Reserve Board (as determined by the Administrative Agent). Each change in the Prime Rate shall be effective from and including the date such change is publicly announced or quoted as being effective.

“Revolving Commitment” means, with respect to each Lender, the commitment, if any, of such Lender to make Revolving Loans and to acquire participations in Letters of Credit and Swingline Loans hereunder, expressed as an amount representing the maximum aggregate permitted amount of such Lender’s Revolving Exposure hereunder, as such commitment may be reduced or increased from time to time pursuant to (a) Section 2.09 or 2.23 of this Agreement and (b) assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender’s Revolving Commitment is set forth on the Commitment Schedule, or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Revolving Commitment, as applicable. The aggregate amount of the Lenders’ Revolving Commitments as of the Effective Date is $100,000,000, and the aggregate amount of the Lenders’ Revolving Commitments as of the First Amendment Effective Date is $150,000,000.

1.3    The Commitment Schedule attached to the Credit Agreement is replaced with the Commitment Schedule attached hereto.

1.4    Notwithstanding anything in the Credit Agreement to the contrary, the parties hereto acknowledge and agree that this Amendment shall be not deemed to have used the allowable increase of the Aggregate Revolving Commitments under Section 2.23.

ARTICLE 2.

REPRESENTATIONS.

In order to induce the Lenders and the Administrative Agent to enter into this Amendment, each Loan Party represents and warrants to each Lender and the Administrative Agent that the following statements are true, correct and complete as of the First Amendment Effective Date:

2.1    The execution, delivery and performance of this Amendment are within its powers and have been duly authorized by it.

2.2    This Amendment is the legal, valid and binding obligation of it, enforceable against it in accordance with the terms hereof, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

2.3    After giving effect to the amendments herein contained, the representations and warranties of each Loan Party set forth in the Credit Agreement or in any other Loan Document shall be true and correct in all material respects on and as of the First Amendment Effective Date (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date, and that any representation or warranty which is subject to any materiality qualifier shall be required to be true and correct in all respects).

2

2.4    After giving effect to the amendments herein contained, no Default shall have occurred and be continuing.

ARTICLE 3.

CONDITIONS PRECEDENT.

This Amendment shall be effective as of the date hereof when each of the following conditions is satisfied or waived by the Administrative Agent:

3.1    This Amendment shall be executed by the Borrower and the Lenders.

3.2    The Guarantors shall have signed the Consent and Agreement hereto.

3.3    The Loan Parties shall have delivered such officers’ certificates, resolutions, opinions of counsel and other documents as required by the Administrative Agent.

ARTICLE 4.

MISCELLANEOUS.

4.1    References in the Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby and as further amended from time to time. This Amendment is a Loan Document.

4.2    Except as expressly amended hereby, the Borrower agrees that the Loan Documents are ratified and confirmed and shall remain in full force and effect and that it has no set off, counterclaim, defense or other claim or dispute with respect to any of the foregoing. Nothing herein shall be deemed to entitle the Borrower to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

4.3    This Amendment may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and signatures sent by facsimile or other electronic imaging shall be enforceable as originals.

4.4     This Amendment is governed by, and construed in accordance with, the law of the State of Michigan.

[Signature Pages Follow]

3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

ALTAIR ENGINEERING INC.

By:	/s/ Howard N. Morof
Name: Howard N. Morof Title: Chief Financial Officer

SIGNATURE PAGE – FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – ALTAIR ENGINEERING INC.

JPMORGAN CHASE BANK, N.A., as a Lender and as Administrative Agent

By:	/s/ Daniel J. Maniaci
	Name:	Daniel J. Maniaci
	Title:	Vice President

SIGNATURE PAGE – FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – ALTAIR ENGINEERING INC.

ROYAL BANK OF CANADA , as Syndication Agent and as a Lender

By:	/s/ Sheldon Pinto
	Name:	Sheldon Pinto
	Title:	Authorized Signatory

SIGNATURE PAGE – FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – ALTAIR ENGINEERING INC.

CONSENT AND AGREEMENT

Each of the undersigned hereby fully consents to the terms and provisions of the First Amendment to Third Amended and Restated Credit Agreement dated as of October     , 2018 (the “First Amendment”) among Altair Engineering Inc. (the “Borrower”), the Lenders party hereto, and JPMorgan Chase Bank, N.A., as Administrative Agent, and the consummation of the transactions contemplated by the First Amendment, and acknowledges and agrees to all terms and provisions of the First Amendment applicable to it, including without limitation all covenants, representations and warranties, releases, indemnifications, and all other terms and provisions, and further confirms and agrees that the Loan Documents, including without limitation the Credit Agreement as amended by the First Amendment, are ratified and confirmed and shall remain in full force and effect and that it has no set off, counterclaim, defense or other claim or dispute with respect to any of the foregoing.

[Signature Pages Follow]

ALTAIR ENGINEERING INC.

By:	/s/ Howard N. Morof
Name: Howard N. Morof Title: Chief Financial Officer

ALTAIR PRODUCT DESIGN, INC.

By:	/s/ Howard N. Morof
Name: Howard N. Morof Title: Treasurer

ILUMISYS, INC.

By:	/s/ Howard N. Morof
Name: Howard N. Morof Title: Treasurer

ALTAIR BELLINGHAM II, LLC By: Altair Engineering Inc., its sole member

By:	/s/ Howard N. Morof
Name: Howard N. Morof Title: Treasurer

ALTAIR CLEAN TECHNOLOGY CENTER, LLC By: Altair Engineering Inc., its sole member

By:	/s/ Howard N. Morof
Name: Howard N. Morof Title: Treasurer

SIGNATURE PAGE – CONSENT AND AGREEMENT – GUARANTORS – FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – ALTAIR ENGINEERING INC.

ALTAIR BELLINGHAM LLC By: Altair Engineering Inc., its sole member

By:	/s/ Howard N. Morof
Name: Howard N. Morof Title: Treasurer

SOLIDTHINKING, INC.

By:	/s/ Howard N. Morof
Name: Howard N. Morof Title: Treasurer

WEYV, INC.

By:	/s/ Howard N. Morof
Name: Howard N. Morof Title: Treasurer

RUNTIME DESIGN AUTOMATION

By:	/s/ Howard N. Morof
Name: Howard N. Morof Title: Treasurer

SIGNATURE PAGE – CONSENT AND AGREEMENT – GUARANTORS – FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – ALTAIR ENGINEERING INC.

Commitment Schedule

Lender	Title	Revolving Commitment
JPMorgan Chase Bank, N.A.	Sole Lead Arranger and Administrative Agent	$100,000,000.00
Royal Bank of Canada	Syndication Agent	$50,000,000.00

	Total	$150,000,000.00